IGI Investor Presentation

December 2019



INTERNATIONAL GENERAL INSURANCE HOLDINGS LIMITED

Today's Presenters



Wasef Jabsheh

Founder, Vice Chairman & CEO

- Over 50 years insurance experience
- Established ADNIC[1], Middle East Insurance Brokers and International Marine & General Insurance Co. in 1991, which was sold to HCC in 1994
- Previously on the board of HCC Insurance



Hatem Jabsheh

Group COO

- Over 18 years industry experience
- Established an asset management and brokerage business which was sold in 2009
- Previously at Spear, Leeds and Kellogg, a subsidiary of Goldman Sachs



Waleed Jabsheh

President

- Over 21 years insurance experience
- Joined IGI since inception and has played a pivotal role in its growth and development
- Previously at LDG reinsurance, a subsidiary of Houston Casualty, and at Manulife Reinsurance in Toronto



Pervez Rizvi

Group CFO

- Over 26 years industry and banking experience
- Previously served at various firms including HSBC Bank in UAE & Malaysia and Zurich Financial Services in DIFC in a senior management role
- Previously served as CFO at Islamic Insurance Company in Abu Dhabi, UAE



Andreas Loucaides

CEO IGI UK

- Over 47 years insurance experience
- Founder of PRI group, an aim-listed start-up insurance company which was sold to Brit in 2003
- Previously CEO at Catlin UK and Jubilee group



Andrew Poole

CIO, Tiberius

- Over 15 years of experience in portfolio management, analyzing and investing in public Insurance companies
- Original partner and portfolio manager at Scoria Capital, a L/S hedge fund
- Previously at Diamondback Capital, SAC Capital and Swiss Re

Joint oversight of underwriting

(1) Abu Dhabi National Insurance Company.



CONTENTS

COMPANY OVERVIEW

Section 1



Specialty (Re)Insurer With 17-Yr Track Record Maximizing Total Value Creation

2019E GPW
$340mm

Cash & Short Term Deposits as % of Total Investable Assets
50%+

Operating ROE
(Last 10 Years Avg.)
10%

6/30/19 Shareholders' Equity
$309mm

Combined Ratio
(Last 10 Years Avg.)
91%

Financial Leverage
0%

AM Best Rating
A (EXCELLENT)
S&P Rating
A- (STABLE)

Favorable Development Over Last 5 Years[2]
12%

Dividend Payout Ratio
40%

Total Value Creation 10-Year CAGR[1]
10%

- Highly-rated international specialist (re)insurer with 17-year track record and an A (Excellent) AM Best rating with a Stable Outlook and an A- S&P rating with a Stable Outlook
- Diverse specialty business lines with market recognized expertise in energy, property, ports & terminals, financial institutions, and professional liability
- Global geographical footprint with exposures in 200+ countries and territories supported by operations in UK, Middle East, North Africa and Asia
- Opportunity to invest alongside Jabsheh family who will retain 24% ownership in Pro Forma Company[3]


London
Amman
Bermuda
Casablanca
Dubai
Kuala Lumpur

Demonstrated Track Record of Double-Digit Compounding of Tangible Book Value Plus Dividends Through Focused Underwriting, Strong Cycle Management, Conservative Investment Philosophy and Cost Efficient Structure

Source: Financial information for the year ended 12/31/2018 unless otherwise noted. Annual accounts, management information. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. (1) Total Value Creation defined as Tangible Book Value per Share growth plus cumulative dividends for 2009-2018 period. (2) Average reserve development as % of NPE. (3) Assumes no redemptions by Tiberius shareholders and acquisition price of $376mm assuming 6/30/2019 book value of $309mm (after adding back IGI transaction expenses) and acquisition P/B multiple of 1.22x.

Evolution Into a Global Specialty (Re)Insurer

$50mm capital raise

2002
Commenced operations in Jordan, underwriting energy, property and engineering business

$75mm capital raise

2005
Assigned BBB rating by S&P

Commenced underwriting reinsurance business

2006
Established Holding Company in DIFC[1]

Established Labuan Branch

2007
Established Bermudian subsidiary

Commenced underwriting business in Financial Lines

Purchased majority shareholding of SR Bishop

2008
Assigned BBB+ rating by S&P and A- rating by A.M. Best

Established IGI Dubai in DIFC

2009
Commenced underwriting General Aviation business

Commenced underwriting Professional Indemnity business

Acquired SR Bishop and renamed to North Star

2010
Established FSA[2] regulated UK subsidiary

2012
Commenced underwriting Ports & Terminals business

IGI Dubai commences operations as an agency

2013
Commenced underwriting Political Violence business

2014
S&P raised IGI's rating from BBB+ 'stable' to BBB+ 'positive'

Established office in Casablanca

2015
S&P raises IGI's rating to A- (Stable)

Commenced underwriting Forestry business

2016
Commenced underwriting Casualty business

Commenced underwriting Directors' & Officers' business

New brand launched

2017
Commenced underwriting Legal Expenses business

AM Best raises IGI's rating to A- (Positive)

2018
Commenced underwriting Renewable Energy business

Commenced underwriting Inherent Defects business

2019
Kuala Lumpur office transformed to Asia Pacific hub

AM Best upgraded IGI's credit ratings to A (Excellent)

~$550mm market cap. Specialty (Re)Insurer[3]

Source: Public filings.
(1) Dubai International Financial Center. (2) FCA previously known as FSA. (3) Represents estimated pro forma market capitalization of IGI; Assumes no redemptions by Tiberius shareholders and an acquisition price of $376mm assuming 6/30/2019 book value of $309mm (after adding back IGI transaction expenses) and acquisition P/B multiple of 1.22x.

Opportunity for IGI to Capitalize on Sector Tailwinds & Partner with Industry Veterans

Attractive Market Opportunity

- Management would like to continue to participate in significant upside potential for IGI as meaningful owners
- Shareholders, who have partnered with IGI for many years, will have an opportunity for liquidity and price discovery
- Evolution of IGI affords investors unique opportunity to share in value creation alongside management
- Opportunity for us to partner with "like-minded", market-recognized insurance veterans at Tiberius
- We are bottom-line focused and the market opportunity to attractively deploy capital is evident

Deploying Capital into a Hardening Market

"Property direct and facultative underwriters are continuing to achieve double-digit rate rises on renewal business as they ride momentum fuelled by the withdrawal of capacity from major US domestic writers (May 2019)" — The Insurance Insider

"A "remarkable" level of claims frequency and an overall poor loss record in the downstream energy market has resulted in double-digit rate increases even on some loss-free accounts (May 2019)" — The Insurance Insider

"'Between us and Lloyd's, we've moved the market': Brian Duperreault (June 2019)" — AIG

Tiberius Board is Complementary

C. ALLEN BRADLEY, JR.
AMSF stock performance under his leadership: ~500%
- Former Chairman and CEO of Amerisafe
- Appointed CEO in 2003, led the IPO in 2005

MICHAEL GRAY
Proven Operator in the SME Specialty Sector
- CEO at Gray Insurance Company
- Director of APCIA, Chairman of Louisiana Insurance Guaranty Association

JOHN W. HAYDEN
The Midland Company stock performance under his leadership: >500%
- Former CEO of The Midland Company
- Served as President of Specialty Insurance at Munich Re

SENATOR E. BENJAMIN NELSON
Former Governor of NE (1991-1999) & US Senator (2001-2013)
- Former CEO of the National Association of Insurance Commissioners (NAIC) from 1982 to 1985 and 2013 to 2016
- Former Director of the Nebraska Department of Insurance

JOHN D. VOLLARO
ACGL stock performance under his leadership: >800%
- Senior Advisor and Director of Arch
- Former EVP and CFO of Arch

Market-Leading Insurance Managers and Owners Partnering with "Like-Minded" Respected Public-Company Insurance Veterans

Conservative Specialty-Class Individual Risk Underwriter

Intelligent Risk Selection & Management

- Class-underwriting profit-centers irrespective of geography
- In-depth risk assessment of underlying exposure
- Facultative reinsurance designed to enhance risk-adjusted returns
- Prudent use of treaty reinsurance to protect capital



Treaty
6%
MGA-
Originated
Business
25%
Individually
Underwritten
70%

2018 Gross Premiums Written: $302mm

Favorable Reserve Development History[1]

- Conservative approach to setting reserves with a history of favorable development



($mm)
$16
$24
$27
$23
$9
8.2%
15.1%
17.3%
15.9%
4.9%
2014
2015
2016
2017
2018
Favorable Development / Net Premiums Earned

In-depth Risk Underwriting Culture Matched with Conservative Reserving Philosophy

Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.
(1) Data based on case + IBNR reserve development.

Broad Distribution Network

By 2018 Gross Premiums Written


(% of Total)
Top 10: 71%
Top 5: 59%
24%
13%
13%
6%
4%
4%
2%
2%
2%
2%
29%
Gallagher
Marsh
Willis
JLT
AON
Miller
THB
Price Forbes
UIB
RKH Group
Others

IGI has Long-Standing Relationships with an Array of Brokers that have "Boots on the Ground"

Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.

INVESTMENT HIGHLIGHTS

Section 2



Investment Highlights

IGI

1 Market Respected and Recognized Management Team	▪ Management has received numerous industry awards and is recognized for its client service
2 Multi-Line Specialty (Re)Insurer	▪ Well-diversified book of 17 business lines (including sub-classes) spanning across attractive specialty and niche products
3 Individual Risk Selection & Underwriting	▪ Prudent, sound individual risk underwriting focused on profitability and capital preservation generating a 91% average combined ratio over the last 10 years
4 Differentiated Geographical Footprint	▪ Geographical spread of 200+ countries with access to both mature markets and faster-growing, underpenetrated markets with attractive growth rates
5 Scalable Operating Platform	▪ Highly efficient and scalable infrastructure with cost efficient back office operations in Amman
6 Conservative Balance Sheet and Capital Management	▪ Solid capital adequacy levels backed by rigorous reserving process, no financial leverage & prudent reserving philosophy with 12% of favorable development over last 5 years
7 Demonstrated Track Record of Total Value Creation	▪ 17 year track record of creating shareholder value through superior underwriting, capital mgmt. and conservative investing delivering a 350% return for shareholders since inception
8 Low Volatility Returns	▪ Strong Unlevered ROE of ~10% delivered with low volatility returns through market cycles
9 Well Defined Levers for Value Creation	▪ Clearly identified near-term growth and ROE enhancing opportunities leveraging existing skills and market opportunities

Demonstrated Track Record of Double-Digit Compounding of Tangible Book Value Plus Dividends Achieved Through Focused Underwriting, Strong Cycle Management, Conservative Investment Philosophy and Cost-Efficient Structure

❶ Market Respected and Recognized Management Team



EY

Wasef Jabsheh

2019 EY Entrepreneur of the Year for Jordan



MENA Insurance Awards

International General Insurance

2018 Reinsurer of the Year

"Our clients have benefitted from their **professionalism and service focused approach** and this has led to increased demand for their capacity […] They are supported by an **excellent panel of reinsurers** who have benefitted substantially from IGI's underwriting (2013)"

— GUY CARPENTER

"Our experience with them is as **a tough but fair trading partner**. Both our clients and our brokers have voiced satisfactions in the way they approach claims and placement issues and their staff has proven responsive and professionally able (2013)"

— JLT

"Specialty insurer IGI has **a record of consistent and profitable growth** in its core Afro-Asian markets…Despite the challenging trading environment in 2016, IGI continued to diversify its portfolio and strengthen its regional operations (2017)"

— insuranceday (Business intelligence | informa)

"In our opinion, IGI benefits from an **experienced management team**. It has also proven successful in attracting high-calibre technical and underwriting staff from around the world, and has been **able to consistently define and achieve its strategic objectives** (2018)"

— S&P Global

"Under Wasef's leadership, IGI is now one of the **most successful reinsurance companies** in the Middle East and Northern Africa region. He has transformed it into a truly global company, writing... business in more than 200 countries across the world (2019)"

— EY

"In a mainly male-dominated sector, **Wasef has bucked convention**. IGI boasts a **50:50 male to female ratio** among its staff, who come from more than 15 different countries. Wasef explains, "We want to do more to promote diversity in the workplace because we believe that **diverse and inclusive businesses are more innovative, creative and profitable**." (2019)"

— EY

IGI Management Team Recognized Among Best-In-Class By Distribution Partners and Independent Industry Participants

Source: Company filings, website.

❷ Steadily Growing and Increasingly Diversified Specialty (Re)Insurer

Accident Year GPW by Business Line ($mm)



2009-2019E
CAGR: 8%
Strong Cycle Management
$153
$179
$203
$226
$240
$252
$242
$232
$275
$302
$340
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Specialty Short-Tail - Property (15% of 2018 GPW)	▪ Risks vary from large hotels to industrial manufacturing and forestry ▪ Conservative in risks related to hazardous operations ▪ Growth prospects for Latin America, Africa, Japan and Far East
Specialty Short-Tail - Energy (27% of 2018 GPW)	▪ Strong presence in major energy insurance hubs (e.g. UK, Norway and Dubai) ▪ Downstream: largely operating risks (e.g. property damage, business interruption, machinery breakdown) largely within the oil & gas and power & utilities sectors ▪ Upstream: coverage includes business interruption, property damage and loss of hire in a number of sub-classes
Specialty Short-Tail - Other (22% of 2018 GPW)	▪ Encompasses 5 lines: Ports & terminals, General Aviation, Engineering, Political violence
Specialty Long-Tail (30% of 2018 GPW)	▪ Key lines include Professional indemnity, Financial institutions, Marine liabilities ▪ London-based PI team established in 2014 followed by D&O and legal expenses in 2017 ▪ Largely written on annual practice policy basis
Reinsurance (6% of 2018 GPW)	▪ Primarily property & medical expenses, mostly on XoL basis across ~90 countries ▪ Preference for small-medium sized cedants with high-quality data and consistent underwriting ▪ Raising profile in treaty market

Prudent Growth and Cycle Management Marked by Opportunistic Approach to Capitalizing on Market Dislocation

Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. Source: Annual accounts, management information.

❸ Disciplined Risk Selection and Prudent Risk Management Framework

Prudent, Sound Underwriting Focused on Profitability(1)


100%
80%
60%
40%
20%
0%
5 Year Average Claim & Claim Expense Ratio
Aviation
Ports and Terminals
Professional Liability & Financial Institution Lines
Energy
Political Violence
Reinsurance
Property(2)
Engineering
Marine
100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
2018 Declinature Rate(3)

2017 AY Cat Losses as a % of Equity(4)


7.6%
10.2%
IGI
Average(5)

Examples of 2017 Cat Losses as of 9/30/19 ($mm)


19-Sep-17 Mexico Earthquake
$47.9
$0.7
Hurricane Maria
$35.8
$13.0
07-Sep-17 Mexico Earthquake
$24.6
($1.2)
Hurricane Irma
$20.6
$3.3
Gross
Net

Selective Underwriting with Focus on Loss Mitigation and Capital Preservation

Source: Management information. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.
(1) Size of bubble based on IGI's 2018 GPW.
(2) Includes 4 year average claim & claim expense ratio for Forestry, which commenced in 2015.
(3) % of applications declined by line of business.
(4) Equity balance as of 12/31/2017.
(5) Peers include ARGO, RLI, JRVR, KNSL, AXS, MKL, WRB, RE, RNR, LRE and BEZ.

❹ Underwriting in Recognized Markets w / Differentiated Geographical Exposure

Exposure to 200+ Countries

Middle East, Africa and Asia (24%)

- Comprises MENA ($32m), Asia ($28m) and Africa ($14m)

Latin America (18%)

- Comprises Central America ($27m) and South America ($26m)



Asia
9%
Africa
5%
Latin
America
18%
Middle East
11%
2018 GPW:
$302m
Worldwide
21%
Continental
Europe
11%
UK
25%

Europe (37%)

- Comprises UK ($77m) and other European countries ($35m)

Worldwide (21%)

- Comprises exposure to accounts that are worldwide ($35m), Caribbean Islands ($15m), Australasia ($13m) and North America ($1m)

Underwriters by Location



Labuan
1
Casablanca
4
Dubai
6
London
29
Dec-18:
51
Amman
11
Underwriting
Headquarters
in London

Access to Attractive Markets

"The rates environment in the Middle East and North Africa (MENA) region has improved over the past year… (June 2019)"

Insider

IGI Writes Business in 200+ Countries and Territories in Mature and High-Growth, Underpenetrated Regions with Attractive Growth Rates

Source: Management information, annual accounts. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.

❺ Scalable Tech-Enabled Operating Platform

Cost-Efficient, Optimized Operations

- Largely London-based underwriting staff supported by back and middle-office operations in Amman (Jordan)
- Amman hub provides central services to global underwriting platform
- Average annual salary of ~$26k in Jordan for support staff(1)

Employees (excl. Underwriters)

IGI Office	U/W Support	Claims & Reinsurance	Finance, Investments & Admin.	IT	Other	Total
Amman	56	17	28	13	29	143
London	-	5	9	-	10	24
Dubai	1	-	2	-	2	5
Casablanca	-	-	2	-	1	3
Labuan	-	-	1	-	1	2
Total	57	22	42	13	43	177

Technology is a Core Competency

- Robust and flexible technology platform built for long-term success
- Deployed and integrated cutting edge modelling / analytical systems:
  - Tyche stochastic modelling improves accuracy of risk assessment by running sensitivity tests on expert judgements to one million rather than the typical 50,000

Tyche
Sophisticated, high-speed modelling platform

Psicle
Next-generation actuarial and financial modelling

> "We've focused on trying to price policies faster and more efficiently. With multiple inclusions and exclusions on a policy, the process tends to bog down going manually back and forth. **With automation, the underwriter can easily see the changes.**"
>
> **Hatem Jabsheh on Robotics Process Automation**

Digital Transformation Strategy

Office Digitization and Collaboration → Cloud Computing → Robotics Process Automation and Machine Learning → Intelligent Business Processing Management → Business and Artificial Intelligence → Blockchain

Scalable, Cost-Efficient Platform and Modern IT Infrastructure to Support a Growing Franchise

Source: Management information.
(1) Based on Jordan employees excluding underwriters and senior management.

6 Conservative Balance Sheet and Capital Management

Strong Credit Ratings

STABLE OUTLOOK RATING
A- by S&P

STABLE OUTLOOK RATING
A by A.M. Best

"Capital adequacy in excess of our AAA benchmark[1]" — S&P Global

"The ratings reflect IGI's balance sheet strength...as well as its strong operating performance, limited business profile and appropriate enterprise risk management[1]" — A.M. Best

Robust Balance Sheet

- Regulated by BMA, UK FCA and PRA
- Robust 287% Bermuda solvency ratio supports one of the highest ratings in the MENA region[2]
- No financial leverage

NPE / Shareholders' Equity[3]



64%
73%
72%
57%
52%
49%
61%
2012
2013
2014
2015
2016
2017
2018

Equity to Net Loss Reserves



154%
130%
135%
146%
157%
153%
153%
2012
2013
2014
2015
2016
2017
2018

Focus on "Getting it Right"

- Management has a track record of utilizing world-class experts to ensure reliability and accuracy of financial reporting systems, controls and financial statements
- Adjusted equity as part of PCAOB audit to account for change in pipeline premiums and respective IBNR reserves

Rigorous Reserving Philosophy

- Seamless communication among actuarial reserving team, underwriting and claims
- Reserve testing performed by in-house actuary on regular basis
- Reserves tested by independent, third party actuaries: Lane Clark & Peacock (semi-annually) and EY (annually)

History of Conservative Capital & Risk Management While Maintaining a Fortress Balance Sheet

Source: Annual accounts, credit rating reports. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.
(1) AM Best press release dated September 5, 2019. S&P report dated July 16, 2018.
(2) BSCR/ECR ratio for Bermuda entity (International General Insurance Co Ltd) as of December 31, 2018.
(3) Net Premiums Earned divided by end of year Shareholders' Equity.

7 Underwriting Expertise & Limited Investment Risk Drive Value Creation

Combined Ratio (2009-2018)



90.5%

IGI Average Combined Ratio

Investment Portfolio(1)



Equity 5%
Other 2%
Real Estate 9%
Cash & S-T 51%
Gov. & Corp. Fixed Income 33%

IGI 2018Y Yield: 2.2%

Total Value Creation CAGR (2009-2018)(2)



9.9%
9.0%
IGI
Peer Median(3)

IGI Combined Ratio Compared to Industry



2009 90% 97%
2010 95% 93%
2011 107% 87%
2012 92% 89%
2013 88% 88%
2014 90% 86%
2015 90% 84%
2016 95% 87%
2017 110% 105%
2018 95% 89%
AM Best Global Reinsurance Index
IGI

Peer 10-Yr Avg: 95%

IGI 10-Yr Avg: 91%

IGI Total Value Creation per Share Since Inception(2)



2002-2018 TVC CAGR: 10%
'02 100 100
'03 111 100
'04 133 100
'05 161 58 100
'06 172 69 100
'07 212 104 100
'08 181 67 100
'09 200 87 100
'10 222 105 100
'11 246 125 100
'12 285 154 100
'13 331 185 100
'14 366 61 205 100
'15 373 73 200 100
'16 418 89 229 100
'17 430 102 228 100
'18 450 106 244 100
Indexed Value
Tangible Book Value Per Share Increase
Dividends

Source: IGI annual reports, SNL Financial. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.
(1) Portfolio composition and yield for IGI as of and for the twelve months ended December 31, 2018.
(2) Total Value Creation defined as Tangible Book Value per Share growth plus cumulative dividends. Indexed to 100.
(3) Peers include ARGO, HSX, LRE, BEZ, RLI, JRVR, KNSL, AXS, ACGL, MKL, WRB, RE, and RNR.

8 High Quality ROE with Limited Volatility Among Best-in-Class Peers



High ROAE
10 Year Average Operating ROAE
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Standard Deviation of 10 Year Operating ROAE (2)
Low Volatility
HSX-LON P/BV: 1.90x
BEZ-LON P/BV: 2.33x
LRE-LON P/BV: 1.72x
RNR P/BV: 1.57x
RE P/BV: 1.23x
AXS P/BV: 1.03x
ARGO P/BV: 1.19x
Historically strong, low-volatility ROE with no Debt and 50%+ of Investment Portfolio in Cash
IGI
KNSL P/BV: 5.75x(1)
RLI P/BV: 4.10x
Avg. P/BV: 1.76x
ACGL P/BV: 1.64x
JRVR P/BV: 1.56x
WRB P/BV: 2.06x
MKL P/BV: 1.48x

Book Value Growth Generated Through Consistently Strong, Lower Volatility Returns

Note: Bubble size representative of P/BV multiple.
Source: SNL Financial. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. Market data as of 11/29/2019. (1) Includes operating ROAE data for 2016 through 2018. (2) Represents standard deviation of annual ROEs for peers for representative years.

9 Well Defined Levers for Risk-Adjusted Value Creation

Near-Term

A — Organic Growth in Existing Markets

- Well-positioned to capitalize on recent developments in the London and the Middle East insurance markets
  - Lloyd's increasingly focused on portfolio remediation to improve underwriting profitability
  - Capacity reductions / withdrawals from several classes of business by many Lloyd's syndicates
  - Qatar Re, Partner Re and Aspen have exited the Middle East market
- Increased focus on expanding presence in Asia through recent CEO hire in Kuala Lumpur

B — Expansion to New Specialty Business Lines and Markets

- Exploring potential entry into the U.S. E&S markets
- Application placed for Belgium-based EU subsidiary
- Potential entry into niche segment of marine hull market

C — Investment Yield Uplift

- Opportunity to improve investment yield by ~40-70bps through portfolio optimization; shift investments from cash into fixed income instruments and reposition to an overall balanced portfolio in-line with peers

Longer-Term

Leverage Lloyd's Coverholder Platform and Manage Third Party Capital

- Reactivate IGI's existing Lloyd's coverholder platform (North Star)
- Leverage our core underwriting skills to manage third-party capital
  - Use of platform to add scale without incremental balance sheet or underwriting risk

Value Levers Capitalize on Existing Management Knowledge, Skillset and Platform

FINANCIAL OVERVIEW

Section 3



Track Record of Delivering Results Through the "Market Cycle"

Assumes capital contribution at transaction close on 3/31/20



Gross Premiums Written ($mm)
13% '18-'19E Growth Reflective of Improving Market Conditions
'09-'18 CAGR: 7.8%
$153
$179
$203
$226
$240
$252
$242
$232
$275
$302
$340
$420
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E



Combined Ratio
Historical Results Include PY Reserve Development
Projections Exclude PY Reserve Development
Historical Average 91%
97%
93%
87%
89%
88%
86%
84%
87%
105%
89%
92%
91%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E



Net Operating Income ($mm)
'09-'18 CAGR: 13.6%
$9
$17
$24
$26
$31
$31
$33
$30
$1
$29
$30
$37
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E



Un-Levered Operating Return On Equity
Historical Average 10%
6%
9%
12%
12%
13%
12%
12%
10%
0%
9%
10%
8%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E

Source: IGI annual reports. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.

Illustrative Value Lever Analysis

($ in mm)



Well-Priced Premiums Earned Through and Investment Portfolio Fully Repositioned
A (1)
B (2)
C (4)
$30
$3
$33
$1
$4
$2
($3)
$37
2019E Standalone Net Income
Organic Growth
2020E Standalone Net Income
New Business U/W Income
Inv. Income on New Capital(3)
Existing Portfolio Repositioning
Public Company Costs
2020E Proforma Net Income
2021E Proforma Net Income

(1) Organic GPW growth from 2019 to 2020.
(2) $36mm of transaction proceeds (approximately one-third of the total) deployed at 0.7x net premium written leverage at combined ratio of 91%.
(3) Assumes investment of transaction proceeds at net investment yield of 3.0%.
(4) Assumes portfolio repositioning achieves 3.0% Net Yield on investment portfolio.

Transaction Overview

Section 4



$100mm+ of Fully Committed Financing = Transaction Certainty

Assumes no redemptions by Tiberius shareholders

Transaction Sources and Uses(1) ($mm)

Fully committed financing from existing Forward Purchase Agreements and certain Tiberius investors, backstop from Tiberius's sponsor and new PIPE investors



PIPE Proceeds $24
Forward Commitment $25
Cash - IPO Proceeds $180
Equity Consideration to IGI $296
Growth Capital $124
Transaction(2) Expenses $21
Warrant Retirement / Sponsor Loan Pay Back $4(3)
Cash to IGI Shareholders $80
Equity Consideration to IGI $296
Sources: $525
Uses: $525

Pro Forma Ownership(1)

Up to 70%+ Free Float(4)



SPAC PIPE Investors 4%
SPAC Sponsor Shares(5) 2%
SPAC Forward Purchase Shares 6%
Current IGI Shareholders (Jabsheh Family) 24%
Current IGI Shareholders
SPAC IPO Shares 33%
Current IGI Shareholders (Non-Jabsheh) 31%

Pro Forma Shares Outstanding: 52.138 million(5)

Jabsheh Family Pro Forma Ownership of ~24% in IGI Demonstrates Strong Alignment with IPO Shareholders

(1) Assumes no redemptions by Tiberius shareholders and an acquisition price of $376mm assuming 6/30/2019 book value of $309mm (after adding back IGI transaction expenses) and acquisition P/B multiple of 1.22x. (2) Transaction expenses for both Tiberius and IGI include underwriting, advisory and other costs. (3) $2.3mm of warrant retirement costs and $1.7mm of sponsor loan pay back included. (4) Free float excludes Jabsheh family and SPAC sponsor shares. (5) Assumes Tiberius stock valued at $10.45 per share. Shares issued to Current IGI shareholders to be at the redemption price. Excludes Founder Shares held in escrow that are subject to an earn out. Assumes that there are no new awards under any new equity incentive plan and excludes any outstanding warrants. Includes shares held by current IGI shareholders that are held in escrow in connection with any post-closing purchase price adjustments.

Attractive Entry Valuation Relative to Specialty Peers



Price to Book Value(1)
23% Discount
1.26x
1.64x
IGI(2)
Peer Median
Price to 2020E Earnings
25% Discount
13.2x
17.7x
IGI(3)
Peer Median
5 Year Avg. Operating ROE
No Fin. Leverage 50%+ Investment Portfolio in Cash
9.0%
9.0%
IGI
Peer Median
Dividend Yield
Superior Regular Dividend
2.7%
1.6%
IGI(4)
Peer Median

Offered at a Substantial Discount Compared to Peers, Despite Robust Risk-Adjusted, Unlevered Returns

Note: Peers include ARGO, HSX, LRE, BEZ, RLI, JRVR, KNSL, AXS, ACGL, MKL, WRB, RE, and RNR. Market data as of 11/29/2019. Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. Financial information for peers presented as reported. Source: SNL Financial, FactSet.

(1) US Book Values as of 9/30/19, UK Book Values as of 6/30/19. (2) IGI P / BV calculated assuming $10.45 price per Tiberius share, no redemption of shares, pro forma outstanding shares of 52.138 million & pro forma book value of $433mm (6/30/19 standalone book value of $309mm and $124mm of incremental balance sheet cash). (3) Price to 2020E earnings calculated using $10.45 price per Tiberius share, weighted average shares outstanding of 47.253 million and 2020E pro forma earnings of $37mm. (4) IGI dividend yield assumes 2020E pro forma earnings of $37mm, dividend payout ratio of 40%, and estimated pro forma market capitalization of $545mm.

Transaction Creates a ~$550mm[1] Publicly-Listed Specialty (Re)Insurer

Transaction	▪ Tiberius Acquisition Corporation ("Tiberius") is a Nasdaq-listed special purpose acquisition company ▪ A newly formed Bermuda holding company ("PubCo") will acquire Tiberius through a subsidiary merger, with Tiberius security holders receiving equivalent securities of PubCo ▪ PubCo will acquire International General Insurance Holdings Ltd. ("IGI") through a share exchange for a total purchase price equal to 1.22x IGI's month-end book value immediately prior to closing in cash & stock[2] ▪ Estimated purchase price of $376mm for 100% of IGI based on 6/30/2019 book value of $309mm ▪ Pro forma company expected to be eligible for Russell 2000 index
Cash Consideration	▪ PubCo to pay $80mm of aggregate cash consideration to IGI shareholders for a portion of their shares ▪ Each share of stock sold for cash is valued at 2.00x IGI's month-end book value per share immediately prior to closing[2]
Stock Consideration	▪ Stock consideration for remainder of purchase price, which based on current estimates is expected to equal $296mm (PubCo stock valued at the redemption price, which is currently expected to be approximately $10.45)
Lockup Provision	▪ Tiberius Sponsor, Wasef Jabsheh and other significant minority shareholders subject to customary lockups
Minimum Cash Condition to Sign	▪ Minimum cash condition of $100mm which is already met in commitments ▪ $100mm fully committed from existing forward purchase commitments, current Tiberius investors who have waived their right to redeem, backstops from Sponsor, and new PIPE investors (Weiss Multi-Strategy Advisers LLC and Interval Partners, LP)
Key Closing Conditions	▪ Receipt of required regulatory approvals ▪ SEC approval of registration statement / proxy statement ▪ Tiberius shareholder approval ▪ Nasdaq listing approval ▪ Minimum cash condition of $100mm
Board	▪ Governed by public company standards for foreign private issuers complying with SEC and Nasdaq rules ▪ Board of Directors to have 7 directors; 5 designated by IGI (at least 2 shall be considered independent under Nasdaq requirements) and 2 designated by Tiberius (at least 1 shall be considered independent under Nasdaq requirements)
Management	▪ Executive management commitment to long-term employment contracts ▪ Governed by public company standards and compensation committee

(1) Assumes no redemptions by Tiberius shareholders and an acquisition price of $376mm assuming 6/30/2019 book value of $309mm (after adding back IGI transaction expenses) and acquisition P/B multiple of 1.22x. (2) Book value adjusted by adding back IGI transaction expenses.

Transaction Steps & Timeline

- **October 10, 2019:** Transaction announcement / Tiberius 8-K filing with SEC
- **December 9, 2019:** Initial Form F-4 filed with the SEC
- **Q1 2020:** Anticipated effectiveness of Form F-4
- **Q1 2020:** Anticipated Nasdaq Listing approval
- **Q1 2020:** Tiberius Shareholder Meeting
- **Q1 2020:** Transaction close subject to regulatory approvals and shareholder approvals

SUPPLEMENTAL MATERIALS

Section 5



Operating Earnings and Summary Financial Metrics

	Year Ended December 31,			6 Months Ended June 30,	Year Ended December 31,	
($ in mm)	2016	2017	2018	2019	2019	2020E
Profit For the Period	**$32.9**	**$7.0**	**$25.5**	**$14.9**	**$29.7**	**$37.3**
Net Realized Losses (Gains) on investments	(2.7)	(3.1)	(1.3)	(0.4)	-	--
Net Impairment Losses recognized in earnings	0.3	0.1	0.0	-	-	--
Unrealized Loss (Gain) on Revaluation on Financial Assets	-	-	0.9	(1.0)	-	--
Fair Value Changes of Held for Investments	0.2	(0.1)	-	-	-	--
Fair Value Change on Investment Property	(1.0)	-	-	-	-	--
(Loss) Gain on foreign exchange	(0.3)	(2.6)	3.4	(0.4)	-	--
Net Operating Income	**$29.5**	**$1.3**	**$28.6**	**$13.0**	**$29.7**	**$37.3**
Capitalization						
Debt	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Equity	301.2	301.4	301.2	308.6	319.0	465.4
Total Capital	**$301.2**	**$301.4**	**$301.2**	**$308.6**	**$319.0**	**$465.4**
Operating Return on Average Equity	*10.1%*	*0.4%*	*9.5%*	*8.6%*	*9.6%*	*8.2%*

Includes incremental capital on balance sheet of $124mm at Transaction Close estimated to be received on 3/31/20

Source: IGI annual reports. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board.

IFRS Summary Balance Sheet

($ in mm)	As of December 31, 2016	As of December 31, 2017	As of December 31, 2018	As of June 30, 2019	As of December 31, 2019	As of December 31, 2020E
Assets						
Investments:						
Investments in bonds, equities and other assets	$233.8	$234.4	$200.9	$220.6	–	--
Investment properties	30.3	30.6	30.7	31.1	–	--
Investments in associates	13.3	14.3	13.4	13.5	–	--
Total Investments	**$277.4**	**$279.3**	**$245.0**	**$265.2**	**–**	**--**
Cash and Cash equivalents [(1)]	216.2	210.3	260.1	279.5	–	--
Insurance Receivables	80.4	109.8	108.2	122.1	–	--
Reinsurance share of unearned premiums	32.1	41.1	32.6	37.0	–	--
Reinsurance share of outstanding claims	143.1	186.6	187.6	180.3	–	--
Deferred Excess of Loss Premiums	8.9	11.6	12.4	4.1	–	--
Property, premises and equipment	14.1	13.1	12.2	13.2	–	--
Intangible Assets	0.9	2.0	2.9	3.3	–	--
Deferred Policy Acquisition Costs	28.3	32.9	36.4	40.9	–	--
Other Assets	9.6	6.0	5.7	7.2	–	--
Total Assets	**$811.0**	**$892.7**	**$903.1**	**$952.7**	**–**	**--**
Liabilities						
Gross Outstanding Claims	$335.2	$383.2	$384.4	$397.2	–	--
Gross Unearned Premiums	133.7	156.7	168.3	206.5	–	--
Other Liabilities	5.4	7.1	8.3	7.4	–	--
Insurance Payables	27.2	34.0	33.0	25.1	–	--
Unearned Commissions	8.3	10.4	8.0	8.0	–	--
Debt	0.0	0.0	0.0	0.0	–	--
Total Liabilities	**$509.7**	**$591.3**	**$602.0**	**$644.1**	**–**	**--**
Shareholders' Equity	**$301.2**	**$301.4**	**$301.2**	**$308.6**	**$319.0**	**$465.4**
Tangible Shareholders' Equity	**$300.3**	**$299.4**	**$298.2**	**$305.3**	**$316.0**	**$462.5**
Key Metrics						
Debt / Capital	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
Equity to Net Outstanding Claims	*156.8%*	*153.3%*	*153.0%*	*142.3%*	–	--
Total Assets to Gross Outstanding Claims	*242.0%*	*233.0%*	*235.0%*	*239.9%*	–	--
Investment Leverage [(2)]	*180.2%*	*162.5%*	*167.6%*	*180.9%*	–	--

Source: IGI annual reports. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. Assumes capital contribution at transaction close on 3/31/20. (1) Includes term deposit. (2) Represents sum of cash and cash equivalents and total investments divided by shareholders' equity.

IFRS Summary Income Statement

($ in mm)	Year Ended December 31, 2016	2017	2018	6 Months Ended June 30, 2019	Year Ended December 31, 2019	2020E
Gross Written Premiums	$232.3	$275.1	$301.6	$186.3	$340.0	$420.0
Reinsurance Share of Insurance Premiums	(82.7)	(114.3)	(98.2)	(49.0)	(113.2)	(140.5)
Net Written Premiums	**$149.6**	**$160.8**	**$203.4**	**$137.3**	**$226.8**	**$279.5**
Net Change in Unearned Premiums	8.2	(14.0)	(20.1)	(33.8)	--	--
Net Premiums Earned	**$157.9**	**$146.7**	**$183.3**	**$103.5**	--	--
Net Claims and Claim Adjustment Expenses	(71.5)	(86.9)	(85.3)	(55.4)	--	--
Net Policy Acquisition Expenses	(34.8)	(36.2)	(42.0)	(22.0)	--	--
Net Underwriting Results	**$51.6**	**$23.6**	**$56.1**	**$26.1**	**$56.9**	**$66.3**
Total Investment Income (1)	12.2	13.6	9.4	7.4	--	--
General & Administrative Expenses	(31.3)	(30.9)	(35.4)	(18.5)	--	--
Other Income / Expenses	(0.8)	(1.8)	(1.2)	(0.3)	--	--
Gain / (Loss) on Foreign Exchange	0.3	2.6	(3.4)	0.4	--	--
Profit Before Tax	**$32.0**	**$7.0**	**$25.6**	**$15.1**	**--**	**--**
Tax	0.9	0.0	(0.1)	(0.2)	--	--
Profit for the Period	**$32.9**	**$7.0**	**$25.5**	**$14.9**	**$29.7**	**$37.3**
Key Metrics						
Claims & claim expense ratio	*45%*	*59%*	*47%*	*54%*	*50%*	*49%*
Policy acquisition expense ratio	*22%*	*25%*	*23%*	*21%*	*24%*	*25%*
G&A expense ratio	*20%*	*21%*	*19%*	*18%*	*18%*	*18%*
Combined Ratio	***87%***	***105%***	***89%***	***93%***	***92%***	***91%***
Ceded Premiums / GWP	*36%*	*42%*	*33%*	*26%*	*33%*	*33%*
Premium Leverage	*0.58x*	*0.49x*	*0.61x*	*0.69x*	--	--

Source: IGI annual reports. Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board, 2017 expenses restated per 2018 annual report. Assumes capital contribution at transaction close on 3/31/20. (1) Includes interest income, realized and unrealized gain / loss on investments and share of profit or loss from associates.

Illustrative Double-Digit Earnings Power Without Financial Leverage

IGI's Returns Driven by Five Key Inputs

1 Premium Leverage | 2 Underwriting Profit | 3 Investment Leverage | 4 Investment Yield | 5 Tax Rate

Operating Return on Equity Calculation

	Drivers	IGI Metrics
	12.31.2019E Shareholders' Equity	$319
	Growth Capital [1]	124
	Pro Forma Equity	**$443**
1	*Premium Leverage*	*0.60x*
	Net Premiums Earned	$266
2	*Combined Ratio*	*91%*
	Underwriting Margin	$24
3	*Investment Leverage* [2]	*150%*
	Investment Assets	$665
4	*Investment Yield*	*3.0%*
	Investment Income	$20
	Less: Public Company & Other Expenses	(3)
	Pre-Tax Operating Income	$41
	Interest Expense	-
	Pre-Tax Income	$41
5	*Tax Rate*	*0.0%*
	Income Taxes	-
	Operating Earnings	**$41**
	Estimated Dividends [3]	**$16**
	Operating Return on Avg. Equity	**8.9%**

UNLEVERED Operating Return on Equity Sensitivity Analysis

Investment Yield	Combined Ratio: 95%	93%	91%	89%	87%
2.50%	5.9%	7.1%	8.2%	9.3%	10.5%
2.75%	6.3%	7.4%	8.6%	9.7%	10.8%
3.00%	6.6%	7.8%	8.9%	10.0%	11.2%
3.25%	7.0%	8.1%	9.3%	10.4%	11.5%
3.50%	7.3%	8.5%	9.6%	10.8%	11.9%

Premium Leverage	Combined Ratio: 95%	93%	91%	89%	87%
0.50x	6.1%	7.1%	8.1%	9.0%	10.0%
0.55x	6.4%	7.4%	8.5%	9.5%	10.6%
0.60x	6.6%	7.8%	8.9%	10.0%	11.2%
0.65x	6.9%	8.1%	9.3%	10.6%	11.8%
0.70x	7.1%	8.4%	9.8%	11.1%	12.4%

Investment Yield	Investment Leverage: 1.30x	1.40x	1.50x	1.60x	1.70x
2.50%	7.7%	8.0%	8.2%	8.4%	8.7%
2.75%	8.0%	8.3%	8.6%	8.8%	9.1%
3.00%	8.3%	8.6%	8.9%	9.2%	9.5%
3.25%	8.7%	9.0%	9.3%	9.6%	9.9%
3.50%	9.0%	9.3%	9.6%	10.0%	10.3%

(1) Represents incremental capital raised from transaction. (2) Represents sum of cash and cash equivalents and total investments divided by shareholders' equity. (3) Assumes 40% payout ratio.

Reinsurance Program and Strategy to Mitigate Risk

Reinsurance strategy to protect capital and optimize underwriting profitability

Protection	▪ Reinsurance strategy combination of quota share, facultative and XOL coverage ▪ Coverage tailored according to the underlying exposure ▪ Reinsurance panel consists of highly-rated reinsurers
Retention Before FAC	▪ Retentions range between $1mm and $10mm depending on underlying business lines
Catastrophe Risk	▪ Catastrophe protection up to $87.5mm which protects against 1:250 single-event - Net PML of $14mm in 1:250 event

IGI Partners with Well-Rated Reinsurance Partners

Based on 2018 GPW ($mm)

Excess of Loss

Participant	AM Best	GPW ($)
Hannover	A+	$8.6
AIG Europe	A	4.7
Liberty (Synd. 4472)	A	2.6
Hannover (Bermuda)	A+	2.6
Ironshore	A	2.2
AmTrust (Synd. 1861)	A	2.0
China Re (Synd. 2088)	A	2.0
Arch	A+	1.9
Tokio Marine (Synd. 0510)	A	1.7
Tokio Marine (Synd. 1880)	A	1.4
Top 10		**$29.6**

Quota Share

Participant	AM Best	GPW ($)
Argo	A	$8.3
Munich Re	A+	3.3
Transatlantic Re	A+	2.1
Hannover	A+	1.7
Aspen	A	1.5
Swiss Re	A+	1.0
Barbican (Synd. 1955)	A	0.9
Talbot (Synd. 1984)	A	0.8
Korean Re	A	0.7
Validus	A	0.6
Top 10		**$21.0**

Source: Management, AM Best.

History of Consistent Favorable Reserve Development

($mm)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	6/30/2019
NPE	$97.3	$97.7	$119.3	$148.4	$180.6	$189.5	$155.8	$157.9	$146.7	$183.3	$103.5

Accident Year - Net Incurred Losses

Accident Year	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	6/30/2019
Yr 1	63.3	71.4	76.2	100.1	123.6	115.9	92.9	98.8	110.3	94.3	54.1
Yr 2	52.1	63.5	60.6	88.1	121.7	90.1	87.0	94.1	117.2	97.1	
Yr 3	46.9	62.0	59.6	78.1	120.6	79.2	79.8	90.1	119.9		
Yr 4	48.9	58.9	60.7	81.5	117.1	73.3	75.3	88.9			
Yr 5	48.7	58.2	62.3	77.3	109.5	70.1	74.1				
Yr 6	48.3	60.1	59.8	77.8	107.7	69.7					
Yr 7	48.3	58.6	60.3	76.8	106.5						
Yr 8	48.2	58.7	58.1	76.7							
Yr 9	48.7	58.5	57.6								
Yr 10	49.4	58.5									
Yr 11	49.5										

Accident Year - Net Incurred Loss Development

Accident Year	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	6/30/2019
Yr 1	-	-	-	-	-	-	-	-	-	-	-
Yr 2	($11.2)	($7.9)	($15.7)	($12.0)	($1.9)	($25.8)	($5.9)	($4.7)	$6.8	$2.8	
Yr 3	($5.2)	($1.5)	($1.0)	($10.0)	($1.1)	($10.9)	($7.1)	($4.0)	$2.7		
Yr 4	$2.0	($3.1)	$1.1	$3.4	($3.5)	($6.0)	($4.5)	($1.2)			
Yr 5	($0.2)	($0.7)	$1.6	($4.3)	($7.6)	($3.2)	($1.2)				
Yr 6	($0.4)	$2.0	($2.4)	$0.5	($1.8)	($0.4)					
Yr 7	$0.0	($1.5)	$0.5	($1.0)	($1.2)						
Yr 8	($0.2)	$0.1	($2.2)	($0.1)							
Yr 9	$0.5	($0.2)	($0.5)								
Yr 10	$0.7	($0.0)									
Yr 11	$0.1										

Accident Year - Net Incurred Loss Ratio

Accident Year	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	6/30/2019
Yr 1	65%	73%	64%	67%	68%	61%	60%	63%	75%	51%	52%
Yr 2	54%	65%	51%	59%	67%	48%	56%	60%	80%	53%	
Yr 3	48%	63%	50%	53%	67%	42%	51%	57%	82%		
Yr 4	50%	60%	51%	55%	65%	39%	48%	56%			
Yr 5	50%	60%	52%	52%	61%	37%	48%				
Yr 6	50%	62%	50%	52%	60%	37%					
Yr 7	50%	60%	51%	52%	59%						
Yr 8	50%	60%	49%	52%							
Yr 9	50%	60%	48%								
Yr 10	51%	60%									
Yr 11	51%										

Note: Data as of June 30, 2019.

Current Corporate Structure

International General Insurance Holdings Ltd

United Arab Emirates
Group Holding Company
Dubai International Financial Centre

IGI Underwriting Co Ltd

Jordan
Underwriting agency for the IGI Bermuda entity
Founded: 2002
Regulator: Jordan Insurance Directorate

International General Insurance Co Ltd[1]

Bermuda
Main Group underwriting entity
Founded: 2007
Regulator: Bermuda Monetary Authority
Rated: A-/Stable by S&P and A/Stable by A.M. Best

North Star Underwriting Limited

UK
Specialist marine underwriting agency – writing liability, war and specie risks for and on behalf of IGI and others
Approved Lloyd's coverholder
Acquired in 2009
Regulator: UK Financial Conduct Authority

International General Insurance Co (UK) Ltd

UK
Underwrites risk sourced through London brokers and EU domiciled business
Founded: 2009, authorised by PRA in 2011
Regulator: UK FCA and PRA
Rated: A-/Stable by S&P and A/ Stable by A.M. Best

International General Insurance Co (Dubai) Ltd

United Arab Emirates
Underwrites casualty, engineer and political violence for IGI Bermuda
Founded: 2008
Regulator: Dubai Financial Services Authority

International General Insurance Co Ltd – Labuan Branch

Malaysia
Offshore branch of IGI Bermuda
Provides access to Malaysian & Far East markets
Founded: 2006
Regulator: Labuan Financial Services Authority

International General Insurance Co Ltd - Representative Office

Morocco
Representative office of IGI Bermuda
Provides access to Northern, Central and West African markets
Founded: 2014
Regulator: Casablanca Finance City

IGI will Re-domicile to Bermuda Post Transaction

Source: Management information
(1) Subsidiaries also include Specialty Mall Investment Co. (real estate properties development and lease) and IGI Services Limited (owning and chartering aircraft) which are wholly-owned by International General Insurance Co Ltd Bermuda.

Peer Trading Comparables

		Price	Market Cap.	ROE		Price / Book		Price / EPS		Regular
	Ticker	11/29/19	($MM)	2019E	2020E	Reported	Tangible	2019E	2020E	Div. Yield
IGI Pro Forma	**IGI**	**$10.45**	**$545**	**9.6%**	**8.2%**	**1.26x**	**1.27x**	**11.5x**	**13.2x**	**2.7%**
Arch Capital Group Ltd.	ACGL	$41.97	$16,943	11.5%	10.7%	1.64x	1.74x	15.3x	14.2x	0.0%
Markel Corporation	MKL	1,135.55	15,685	5.2	5.0	1.48	2.31	30.8	28.5	0.0
W. R. Berkley Corporation	WRB	68.00	12,490	9.6	8.5	2.06	2.12	22.3	22.9	0.6
Everest Re Group, Ltd.	RE	271.26	11,063	11.1	10.4	1.23	1.23	11.7	11.2	2.1
RenaissanceRe Holdings Ltd.	RNR	188.33	8,315	7.8	11.5	1.57	1.65	21.6	13.0	0.7
Hiscox Ltd	HSX-LON	17.63	5,085	3.3	10.6	1.90	2.09	67.5	20.7	2.5
Axis Capital Holdings Limited	AXS	59.18	4,969	5.2	9.5	1.03	1.11	21.1	10.8	2.7
RLI Corp.	RLI	91.37	4,097	12.5	11.1	4.10	4.33	36.5	37.3	1.0
Beazley Plc	BEZ-LON	6.88	3,615	11.8	15.9	2.33	2.53	20.1	13.6	2.2
Argo Group International Holdings, Ltd.	ARGO	65.78	2,258	2.9	6.5	1.19	1.39	41.8	17.7	1.9
Kinsale Capital Group, Inc.	KNSL	101.26	2,244	15.9	14.6	5.75	5.81	41.9	36.2	0.3
Lancashire Holdings Limited	LRE-LON	9.60	1,928	7.6	12.1	1.72	2.00	22.9	13.7	1.6
James River Group Holdings Ltd	JRVR	39.56	1,203	5.6	7.6	1.56	2.19	28.6	19.8	3.0
Peer Mean				**8.5%**	**10.3%**	**2.12x**	**2.35x**	**29.4x**	**20.0x**	**1.4%**
Peer Median				**7.8%**	**10.6%**	**1.64x**	**2.09x**	**22.9x**	**17.7x**	**1.6%**

Source: FactSet, SNL Financial. Market data as of 11/29/2019. Note: Financial statements of IGI have been prepared in accordance with International Financial Reporting Standards (IFRS), as adopted by the International Accounting Standards Board. US Tangible Book Values as of 9/30/19, UK Tangible Book Values as of 6/30/19, IGI Tangible Book Value as of 6/30/19. Financial information for peers presented as reported.

(1) IGI P / BV calculated assuming $10.45 price per Tiberius share, no redemption of shares, outstanding shares of 52.138 million & pro forma book value of $433mm (6/30/19 standalone book value of $309mm and $124mm of incremental balance sheet cash). IGI Price to 2020E earnings calculated assuming $10.45 price per Tiberius share, weighted average shares outstanding of 32.598 million in 2019 and 47.253 million in 2020 and 2019E and 2020E pro forma earnings of $28mm and $37mm, respectively. Dividend yield assumes 40% payout ratio.

DISCLAIMER

This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of International General Insurance Holdings Ltd. ("IGI") or Tiberius Acquisition Corporation ("Tiberius") or any of IGI's or Tiberius' affiliates' securities. This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of IGI and Tiberius and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. Please refer to the business combination agreement, following its execution, for the full terms of the transaction. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. IGI and Tiberius assume no obligation to update the information in this Investor Presentation. Investors should note that IGI presents its financial statements in accordance with International Financial Reporting Standards ("IFRS"), while Tiberius presents its financial statements in accordance with generally accepted accounting principles in the United States (US-GAAP) and applicable rules and regulations of the Securities and Exchange Commission ("SEC") regarding interim financial reporting. This presentation contains financial information prepared in accordance with IFRS that have been extracted without material adjustment from audited IFRS financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare IFRS financial statements. This presentation also contains certain non-IFRS financial measures which have not been and will not be audited. These non-IFRS financial measures are not recognised measures of financial performance or liquidity under IFRS, but are measures used by IGI's management to monitor the underlying performance of IGI's business and operations. These non-IFRS measures may not be indicative of IGI's historical operating results nor are such measures meant to be predicative of future results. These measures and ratios may not be comparable to those used by other companies under the same or similar names. As such, undue reliance should not be placed on these non-IFRS financial measures. Certain numbers herein are unaudited and are based on internal records and/or estimates. This Investor Presentation contains certain forward-looking information which will not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by IGI to provide guidance on such information in the future. The trademarks and trademark symbols used herein are the properties of their respective owners.

The information contained herein does not purport to be comprehensive. Neither IGI nor Tiberius nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents, undertake any obligation to provide the recipient(s) with access to any additional information or to update the information contained herein, or to correct any inaccuracies in the information contained herein, including any data or forward-looking statements. Any decision to purchase or subscribe for securities of IGI or Tiberius in any offering should be solely based on information contained in any prospectus or offering circular that may be published by IGI or Tiberius in final form in relation to any proposed offering and which would supersede the information herein in its entirety. The merit and suitability of an investment in IGI or Tiberius or any of their affiliates should be independently evaluated and any person considering such an investment is advised to obtain independent advice as to the legal, tax, accounting, financial, credit and other related aspects prior to making an investment. No reliance may be placed for any purpose on the information contained herein or its accuracy, fairness or completeness. The information contained herein is provided as at the date of this presentation and is subject to change without notice. This presentation is the sole responsibility of IGI and has not been reviewed or approved by any regulatory or supervisory authority.

The balance sheet and income statement data contained herein is based on updated or modified audited financial statements included in the registration statement on Form F-4 related to IGI's business combination with Tiberius.

Use of Projections
This Investor Presentation contains financial forecasts with respect to IGI's estimated future performance. Neither Tiberius' independent auditors nor the independent auditors of IGI audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. None of these forecasts were prepared with a view toward compliance with the published guidelines of the SEC, IFRS, U.S. GAAP or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections should not be relied upon as being necessarily indicative of future results. In this Investor Presentation certain of the above-mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Tiberius or IGI or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that the Company's financial condition or results of operations will be consistent with those set forth in such analyses and forecasts.

Forward Looking Statements
Certain statements made in this Investor Presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Investor Presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose," "poised," "opportunities" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tiberius' or IGI's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability for any reason to close the transactions contemplated by the business combination agreement; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Tiberius' stockholders; the ability to meet NASDAQ's listing standards following the consummation of the transactions contemplated by the proposed business combination agreement; costs related to the proposed business combination; IGI's ability to manage growth; IGI's ability to execute its business plans and the timing and costs of these plans; IGI's estimates of the size of the markets it serves; the rate and degree of market acceptance of IGI's insurance products; IGI's ability to expand its business; IGI's ability to identify and integrate acquisitions; the demand for the insurance products IGI markets and sells; rising costs or pricing pressures adversely affecting IGI's profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving Tiberius or IGI; the validity or enforceability of IGI's intellectual property and IGI's compliance with the intellectual property rights of third parties; general economic and market conditions impacting demand for the products IGI markets and sells ; the possibility that IGI may be adversely affected by other economic, business and/or competitive factors; and other risks and uncertainties indicated from time to time in the definitive proxy statement/prospectus to be delivered to Tiberius' stockholders, including those set forth under "Risk Factors" therein, and other documents filed or to be filed with the SEC by Tiberius. In light of these risks, uncertainties and assumptions, the events in the forward-looking statements may not occur and, therefore, actual outcomes and results may differ from what is expressed or forecasted in such forward-looking statements. While IGI does not know what impact any such differences may have on its business, if there are such differences, IGI's future results of operations and financial condition, could be materially adversely affected. No representation or warranty is made that any forward-looking statement will come to pass and you should not place undue reliance on these forward-looking statements. No one undertakes to update, supplement, amend or revise any such forward-looking statement. Except where otherwise indicated, the Information and the opinions contained therein are provided as at the date of the presentation and are subject to change without notice. Past performance of IGI cannot be relied on as a guide to future performance.

Industry and Market Data
In this Investor Presentation, IGI relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. IGI obtained this information and statistics from third-party sources, including reports by financial data firms and other firms. IGI has supplemented this information where necessary with information from discussions with IGI customers and others and its own internal estimates, taking into account publicly available information about other industry participants and IGI's management's best view as to information that is not publicly available. Such information has not been subject to any independent audit or review. To the extent available, the industry, market and competitive position data contained herein has come from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While IGI reasonably believes that each of these publications, studies and surveys has been prepared by a reputable party, neither IGI nor Tiberius nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents, have independently verified the data contained therein. In addition, certain industry, market and competitive position data contained herein come from IGI's internal research and estimates based on the knowledge and experience of IGI's management in the markets in which IGI operates. While IGI reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. Accordingly, reliance should not be placed on any of the industry, market or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete.

Additional Information about the Transaction and Where to Find It
In connection with the proposed business combination and related transactions, a registration statement and amendments thereto will be filed with the SEC, and Tiberius will file preliminary and definitive proxy statements with the SEC and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of Tiberius are advised to read, when available, the registration statement and the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement in connection with Tiberius' solicitation of proxies for its stockholders' meeting to be held to approve the proposed business combination because the proxy statements/prospectuses will contain important information about the proposed business combination and related transactions and the parties to such arrangements. The definitive proxy statement/prospectus will be mailed to stockholders of Tiberius as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Investor Relations, Tiberius Acquisition Corporation, 3601 N Interstate 10 Service Rd W., Metairie, LA 70002.

Participants in the Solicitation
Tiberius, IGI, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Tiberius stockholders in connection with the proposed business combination and related transactions. Information concerning the interests of Tiberius' and IGI's participants in the solicitation, which may, in some cases, be different than those of Tiberius' and IGI's equity holders generally, will be available in the proxy statement/prospectus relating to the proposed business combination to be filed by Tiberius with the SEC.

UK / EU Notice
The information contained herein is only addressed to and directed at the limited number of invitees who: (A) if in member states of the European Economic Area, are persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (EU Directive 2003/71/EC, as amended) ("Qualified Investors"); and (B) if in the United Kingdom are investment professionals (i) having professional experience in matters relating to investments falling under Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); and (ii) who are high net worth entities falling within Article 49(2)(a) to (d) of the Order; or (C) are other persons to whom it may otherwise lawfully be communicated (all such persons together being referred to as "Relevant Persons"). The information must not be acted or relied on (i) in the United Kingdom, by persons who are not Relevant Persons and (ii) in any member state of the European Economic Area, other than the United Kingdom, by persons who are not Qualified Investors. Any investment activity in the United Kingdom to which the information relates is available only to Relevant Persons and may be engaged in only with Relevant Persons. Nothing in the information constitutes investment advice and any recommendations that may be contained therein have not been based upon a consideration of the investment objectives, financial situation or particular needs of any specific recipient. If you have received this document and you are not a Relevant Person you must return it immediately to IGI and not copy, reproduce or otherwise disclose it (in whole or in part).

Disclaimer
This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Information has been prepared by IGI solely for information purposes only and does not constitute or form part of, and should not be construed as, an offer to sell or issue, or an offer or the solicitation of an offer to subscribe for, purchase or acquire IGI or securities of IGI, or an inducement to enter into investment activity, nor does it purport to give legal, tax or investment advice. No part of this presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever.